UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2016

OTTER TAIL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-53713	27-0383995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496

(Address of principal executive offices, including zip code)

(866) 410-8780

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 16, 2016, Otter Tail Power Company (the “OTP”), a wholly owned subsidiary of Otter Tail Corporation (the “Company”), entered into an Asset Purchase Agreement dated November 16, 2016 (the “Purchase Agreement”) with EDF Renewable Development, Inc. (“EDF-RD”), Power Partners Midwest, LLC (“PPM”), EDF-RE US Development, LLC (“EDF-USD”) and Merricourt Power Partners (“Merricourt”, and collectively with EDF-RD, PPM and EDF-USD, the “Sellers”). Pursuant to the Purchase Agreement, OTP has agreed to purchase and assume, and the Sellers have agreed to sell and assign, for a purchase price of $34,682,118 subject to adjustments for interconnection costs, substantially all of the assets and certain specified liabilities related to the Merricourt Wind Farm located in McIntosh and Dickey Counties, North Dakota. When completed, the Merricourt Wind Farm will be a 150 megawatt, integrated wind-powered electricity generating plant, consisting of infrastructure facilities and 75 Vestas-American Wind Technology, Inc. 2.0 V110 wind turbine generators on 80 meter towers. The site is to be developed, designed, procured, constructed, interconnected, tested and commissioned by EDF-USD pursuant to the terms of the Turnkey Engineering, Procurement and Construction Services Agreement dated November 16, 2016 (the “TEPC Agreement”), including all structures, facilities, appliances, lines, conductors, instruments, equipment, apparatus, components, roads and other real and personal property comprising and integrating the entire facility. As consideration for such services under the TEPC Agreement, and as compensation for related costs and expenses, OTP has agreed to pay EDF-USD a total of $200,548,864, which is payable following the closing of the Purchase Agreement in installments in connection with certain project milestones. The Purchase Agreement and the TEPC Agreement contain customary representations, warranties, covenants and indemnities for a transaction of this type. The Purchase Agreement is currently expected to close in early to mid-2018, pending regulatory reviews and other customary conditions, and the project is currently expected to be completed under the TEPC Agreement in late 2019.

A copy of the press release issued by Otter Tail Corporation announcing OTP’s execution of the Purchase Agreement and the TEPC Agreement is furnished as Exhibit 99.1 to this report.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued November 17, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTER TAIL CORPORATION

Date: November 17, 2016	By:	/s/ George A. Koeck
George A. Koeck
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press Release issued November 17, 2016.